Supplement dated September 5, 2025
to the Prospectus of each of the following funds:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Growth Strategies Fund	8/1/2025
Columbia Funds Series Trust II
Columbia Integrated Large Cap Growth Fund	1/1/2025
Columbia Integrated Large Cap Value Fund	1/1/2025
Columbia Integrated Small Cap Growth Fund	1/1/2025
Effective immediately, the information in the paragraph under the subheading "Principal Investment Strategies - Columbia Management - Integrated Large Cap Growth Sleeve" in the "More Information About the Fund" section of the Multi-Manager Growth Strategies Fund Prospectus and the information in the fourth paragraph under the heading “Principal Investment Strategies” in the “More Information About the Fund" section of the Prospectuses for Columbia Integrated Large Cap Growth Fund, Columbia Integrated Large Cap Value Fund and Columbia Integrated Small Cap Growth Fund are hereby superseded and replaced with the following:
In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) employs quantitative and fundamental analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.
The rest of the sections remain the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_178_(09/25)